Company Overview Investor Presentation November 2017 Exhibit 99.1

Important Information Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical trial results for RhopressaTM (netarsudil ophthalmic solution) 0.02% relate to the results in its first Phase 3 registration trials named Rocket 1 and Rocket 2, or Rocket 4 which will be used primarily for European regulatory filing purposes, and for RoclatanTM (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005% relate to the results in its Phase 3 registration trials. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. Certain statements in this presentation, including the updated guidance presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this document and additional information about the results may be disclosed at any time. In addition, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.   For Investor Use

Aerie Late Stage IOP–Lowering Products (IP 2030+) Pipeline Activities Rhopressa™ 24-hour IOP lowering, normal tension glaucoma, disease modification AR-13154 (ROCK/PKC inhibitor) and AR-1105 (dexamethasone steroid) Pre-clinical molecules for diseases of the retina Drug Delivery – Focused on back of the eye (e.g., PRINT® / DSM) Rhopressa™ (netarsudil ophthalmic solution) 0.02% Aerie-owned new chemical entity; successful FDA Ad Comm PDUFA goal set for February 28, 2018; entering launch mode Roclatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005% Fixed combination of Rhopressa™ and latanoprost Two P3’s achieved primary efficacy endpoints NDA preparation underway Aerie: Building a Major Ophthalmic Pharmaceutical Company Data on file For Investor Use Product candidates have not been approved by the FDA

2016 US Glaucoma Market US Glaucoma Market – 2016 $2.8B; 36M TRx, Market Share in TRx PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Source: IMS Data Non-PGA Market PGA Market 16% 13% 10% 8% 36% 9% 8% 2 – 4 Times Daily Once Daily For Investor Use 36M TRx approximates 60M units per year for 1.7 bottles/Rx

RhopressaTM (netarsudil ophthalmic solution) 0.02% RoclatanTM (netarsudil/latanoprost ophthalmic solution) 0.02%/0.05% Positioning as First Line Therapy: Benefits of RhopressaTM while also targeting the secondary drain Achieved statistical superiority to market-leading latanoprost in P3 trials Potential to become the most efficacious IOP-lowering medication for glaucoma and ocular hypertension, if approved Positioning as Adjunctive Therapy: Once-daily dosing directed at site of pathology, the trabecular meshwork Consistent IOP lowering over 12 months and across a broad range of baseline IOPs, as demonstrated in clinical trials Several demonstrated attributes including additivity to PGAs per Mercury trials Aerie’s Lead Glaucoma Therapies Data on file Product candidates have not been approved by the FDA For Investor Use

RhopressaTM QD Phase 3 Efficacy Summary Data on file Product candidates have not been approved by the FDA For Investor Use Non-inferiority to Timolol (No. of Time Points Met) Max. Baseline IOP Enrolled Max. Baseline IOP <25 mmHg Max. Baseline IOP <27 mmHg Max. Baseline IOP <30 mmHg Rocket 1 <27 Yes (9/9)* No (6/9) - Rocket 2 <27 Yes (9/9) No (7/9) # - Rocket 4 <30 Yes (9/9) Yes (9/9) # Yes (9/9) # Bold = Primary analysis # Secondary analysis * Post-hoc analysis

RhopressaTM Safety Summary Data on file Product candidates have not been approved by the FDA For Investor Use ~ 1,000 patients from Phase 1 to 3 by ~200 ophthalmologists and optometrists Most common ocular side effects were conjunctival hyperemia (54.4%), cornea verticillata (20.9%) and conjunctival hemorrhage (17.2%) Generally mild, sporadic and severity did not increase with continued dosing Subjects with cornea verticillata are asymptomatic with generally no impact on visual function Minimal drug-related systemic events

Rhopressa™ Commercialization Prep Hired Chief Commercial Officer and VPs of Sales, Market Access, Commercial Operations, and Medical Affairs in late 2016 / early 2017, and Chief Compliance Officer in 2015 Expect to hire U.S. salesforce of 100 reps immediately after approval; fully trained by end of 2Q18 - Target top 12,000 prescribers; 80% of Rx’s Commenced initial scientific market access meetings with top Medicare Part D / Commercial Payors Refining launch plan Product candidates have not been approved by FDA For Investor Use

Building Aerie's Presence in the Medical Community

American Glaucoma Society (AGS) March 2017

- 3 Presentations, including 3-Month Interim Results of Mercury 1, Asrani et al., and Aqueous Humor Dynamics of Netarsudil Ophthalmic Solution 0.02% in Healthy Volunteers, Sit et al.

American Society of Cataract Refractive Surgeons (ASCRS) May 2017

Aerie Medical Affairs Booth highlighted, in addition to presentation aerie

Association of Research in Vision and Ophthalmology (ARVO) May 2017

- 5 Posters, including Enhancing Efficacy by Continuous Delivery of AR-13154 in an Animal Model of Proliferative Diabetic Retinopathy, Carbajal et al.
- 4 Presentations, including 24 Hour IOP Lowering of Netarsudil, Peace et al.

World Glaucoma Congress Helsinki June 2017



EDUCATIONAL SYMPOSIUM
The Innovation of ROCK Inhibition:
Netarsudil and Netarsudil/latanoprost
Fixed Dose Combination (FDC)
Please join aerie Pharmaceuticals for
refreshments and an educational symposium
aerie
PROGRAM CHAIR
PRESENTERS

9

RoclatanTM Efficacy and Safety Efficacy: RoclatanTM demonstrated statistical superiority over its components (market-leading PGA latanoprost and RhopressaTM) in Mercury 1 and 2 Phase 3 trials, at all measured time points Consistent incremental IOP-lowering over latanoprost and RhopressaTM in the range of 1 to 3 mmHg Safety: No drug-related systemic or serious adverse events, with most common adverse event being conjunctival hyperemia with ~60% incidence, majority mild and sporadic Other ocular AEs occurring in ~5-15% of subjects receiving RoclatanTM included: cornea verticillata, conjunctival hemorrhage, eye pruritus, lacrimation increased, visual acuity reduced, blepharitis and punctate keratitis. Product candidates have not approved by the FDA For Investor Use Data on file

RoclatanTM Phase 3 Month 12 Responder Analysis: Goal is to Achieve Lowest IOP Possible At Month 12: % of Patients with IOP Reduced to 18 mmHg or Lower *p<0.05, **p<0.01, ***p<0.0001 * ** *** ++Data on File Based on Mercury 1 Interim Analysis 2 Product candidates have not approved by the FDA For Investor Use

Roclatan™ Next Steps RoclatanTM NDA filing expected 2Q 2018 Aerie Ireland plant and 2 contract manufacturers are expected to support RoclatanTM U.S. commercial activities Mercury 3 commenced in Europe 3Q 2017 - Trial conducted in U.K., France, Germany, Italy, Spain and Belgium - Regulatory submission in Europe expected in 2H 2019 Product candidates have not been approved by FDA For Investor Use

Expanding Aerie Franchise to Europe and Japan Europe (‘16 Glaucoma Market: 128M units per year, >2X U.S.) Expect to file EU MAA for Rhopressa™ in 2018 Current clinical plan expected to satisfy EU regulatory requirements (including Rocket 4 for RhopressaTM and Mercury 3 for RoclatanTM) Mercury 3: 6-month safety and 90-day efficacy registration trial for Europe, comparing RoclatanTM for non-inferiority to a fixed-dose combo in Europe (Ganfort®) started 3Q 2017. Approximately 250 patients per arm. Commenced construction of Ireland Plant to support worldwide commercial supply Japan (‘16 Glaucoma Market: 52M units per year) Plan to advance clinical development on our own Phases 1 and 2 conducted in the U.S. on Japanese and Japanese-Americans, initiating Q4 2017 Phase 3 trials expected to be conducted in Japan For Investor Use

Advancing the Pipeline Product candidates have not been approved by FDA Rhopressa™ Potential for disease modification in glaucoma 24-hour IOP lowering Retina Program Opportunities: AR-13154 (ROCK/PKC inhibitor) potentially for AMD and DME AR-1105 (dexamethasone steroid) potentially for DME Drug Delivery Focused on implants for retinal diseases (DSM / PRINT®) For Investor Use

Netarsudil* Causes Expansion of TM Tissue, Opening Spaces for Increased Outflow

Control



FLOW
SC
TM
200um

+ Netarsudil



FLOW
SC
TM
200um

TM: Trabecular Meshwork
SC: Schlemm's Canal
Control = buffered saline solution

Increasing Trabecular Outflow, Reducing Fibrosis Could Stop Degeneration of Outflow Tissues in Glaucoma

*Active ingredient of Rhopressa™

Source: Ren R et al. Invest Ophthalmol Vis Sci. 2016; 57(14):6197-6209.

Product candidates have not been approved by FDA

For Investor Use

15

Rhopressa™ 24-hour IOP Pilot Study Demonstrates Effective Nocturnal Efficacy



Twenty-four-hour IOP
DIURNAL
NOCTURNAL
DIURNAL
IOP (mml-kg)
28
27
26
25
24
23
22
21
20
19
18
17
16
15
14
Baseline (n=8)
Netarsudil (n=8)
Pre-dose
Post-dose (Day 8/9)
** p<0.01
*** p<0.001
3:00 PM
6:00 PM
9:00 PM
12:00 AM
3:00 AM
6:00 AM
9:00 AM
12:00 PM

Product candidates have not been approved by FDA

- Netarsudil (active ingredient of Rhopressa™) equally effective during nocturnal and diurnal periods
- Current glaucoma medications either have no efficacy at night (beta blockers, alpha agonists) or reduced efficacy at night (PGAs, CAIs)[1-6]

AR-13324-CS204

1. Liu JH, et al. Am J Ophthalmol. 2004; 138:389-395. 2. Gulati V, et al. Arch Ophthalmol. 2012; 130:677-684. 3. Liu JH, et al. Ophthalmology. 2009; 116:449-454. 4. Liu JH, et al. Ophthalmology. 2010; 117:2075-9. 5. Fan S et al. J Glaucoma. 2014; 23:276-81. 6. Liu JH, et al. Am J Ophthalmol. 2016;169:249-257.

For Investor Use

16

Retinal Diseases – Aerie’s Next Chapter The market for retina eye diseases is twice that of glaucoma with $4.9 billion in the US and $9 billion worldwide Current treatments for retina eye diseases lose efficacy over time, some have very serious side effects and there are limited surgical options The majority of current treatments for retina eye diseases require repeated injections into the patient’s eye Aerie has two preclinical candidates for the treatment of retinal disease: - AR-13154 (ROCK/PKC Inhibitor) for AMD/DME - AR-1105 (dexamethasone steroid) for DME Aerie also has access to bio-erodible implant technology through DSM, and also has ophthalmic rights to PRINT® technology, a fully scalable manufacturing platform for implants For Investor Use

2016 US Retina Market For Investor Use 2016 Sales: $4.9B US Unit Sales: 6.5MM Source: IMS Data

AR-13154: A First-in-Class ROCK/PKC Inhibitor for the Treatment of Wet AMD and DR Same active metabolite as netarsudil Potential to improve outcomes by targeting multiple disease processes Monotherapy shows strong efficacy in preclinical models Effective as adjunct to anti-VEGF therapy in preclinical models Expect durable treatment effect with injection frequency of once every 4 – 6 months For Investor Use Product candidates have not been approved by FDA

Topical AR-13154(S) Provides Additive Efficacy to Eylea® in Proliferative Diabetic Retinopathy Model -37% -34% -57% ** *** *** *** Oxygen-induced retinopathy model of PDR (mouse) 0.06% AR-13154(S) delivered topically from P12 to P17 Confirms AR-13154(S) potential as monotherapy and as adjunct to anti-VEGF therapies; not yet tested in humans Data on file; Carbajal, KS et al., Enhancing Efficacy by Continuous Delivery of AR-13154(S) in an Animal Model of Proliferative Diabetic Retinopathy, ARVO 2017, Poster B0481. For Investor Use Product candidates have not been approved by FDA For more information on Eylea® please see the product webpage https://www.eylea.us/

DSM Collaboration – Implant Delivery Technology Intravitreal sustained-release, bio-erodible implant technology Potential for treatment of Wet AMD and Diabetic Retinopathy Promising results from ongoing feasibility study Evaluating AR-13154 (ROCK/PKC inhibitor) and related Aerie compounds Linear sustained elution rates over several months Achieved target retinal drug concentrations Executed collaboration/licensing agreement Continue prototype evaluations and IND-enabling activities For Investor Use Data on File Product candidates have not been approved by FDA

PRINT® Technology for Ophthalmology Best in class control over particle size, shape and formulation Micropatterned Template Mold formation Mold Filling (e.g. drug/polymer) Particle Array PRINT= Particle Replication In Non-wetting Templates Aerie recently acquired the rights to use this technology for ophthalmic applications Proprietary technology capable of creating precisely engineered sustained-release products using fully scalable manufacturing processes Expected to accelerate Aerie’s retinal disease program, including pre-clinical AR-13154 and AR-1105 For Investor Use

Evaluating Aerie's 3,000+ Owned Molecules



TKL
TK
STE
CK1
ROCK
AGC
OTHER
CMGC
CAMK
Aerie molecules inhibit both ROCK1 and ROCK2

- Commencing screening for additional indications beyond ophthalmology
- ROCK inhibition has potential in:
  - Pulmonary health, including pulmonary fibrosis and bronchial asthma
  - Dermatology indications
  - Cancer
  - Others

Relationship tree of human kinases. TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies

For Investor Use

23

Summary Key Clinical Priorities RhopressaTM: PDUFA date set for February 28, 2018 RoclatanTM: Mercury 3 commenced 3Q 2017 (EU) U.S. NDA filing expected in 2Q 2018 Research Initiatives Rhopressa™ 24-hour IOP lowering, normal tension glaucoma, disease modification AR-13154 (ROCK/PKC inhibitor) and AR-1105 (dexamethasone steroid) with potential for retinal diseases Evaluating Aerie’s 3,000+ proprietary Rho kinase molecules – beyond ophthalmology Business Development and Expansion Opportunities Drug delivery opportunities focused on back of the eye (e.g., PRINT® / DSM) EU/JP clinical path and commercialization strategy Ireland Manufacturing Facility Well-Financed: $282M cash and investments at 9/30/17 Product candidates have not been approved by the FDA For Investor Use

2017 2018 Key Product-Related Milestones 1H-2019: Roclatan™ Potential U.S. Approval and Launch 2Q-2018: Roclatan™ NDA Submission Expected Q1-2017: Rhopressa™ NDA Resubmitted 1H-2018: Rhopressa™ Potential U.S. Approval and Launch Q2-2017: Rhopressa™ Rocket 4 Topline safety (6 mos) Q3-2017: Roclatan™ P3 Mercury 1 12-month Safety Q2-2017: Roclatan™ P3 Mercury 2 Topline Efficacy (3 mos) 2H-2018: Rhopressa™ Potential EU MAA Filing For Investor Use Q3-2017: Roclatan™ P3 Mercury 3 (EU) Initiation (6 mos) Product candidates have not been approved by the FDA